WAIVER

THIS WAIVER (this “Waiver”) dated as of November 8, 2023 to the Credit Agreement referenced below is by and among COMPUTER PROGRAMS AND SYSTEMS, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto (the “Lenders”), and REGIONS BANK, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Amended and Restated Credit Agreement, dated as of June 16, 2020 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Credit Agreement”), among the Borrower, the Guarantors identified therein, the Lenders identified therein, and Regions Bank, as Administrative Agent and Collateral Agent;

    WHEREAS, the Borrower has failed to comply with the Consolidated Fixed Charge Coverage Ratio set forth in Section 8.8(b) of the Credit Agreement for the fiscal quarter ending September 30, 2023 (the “Existing Event of Default”), which failure constitutes an Event of Default under Section 9.1(c) of the Credit Agreement; and

    WHEREAS, the Borrower has requested the Required Lenders waive the Existing Event of Default and the Required Lenders have agreed to such waiver the Existing Event of Default subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Waiver. The Required Lenders hereby waive the Existing Event of Default. The foregoing waiver is a one-time waiver and applies only to this specific instance and shall not relieve the Borrower of its obligation to comply with Section 8.8(b) of the Credit Agreement after the date hereof.
3.     Conditions Precedent. This Waiver shall become effective as of the date hereof upon receipt by the Administrative Agent of executed counterparts of this Waiver properly executed by an Authorized Officer of each Credit Party, the Required Lenders and the Administrative Agent.

4.     Waiver is a “Credit Document”. This Waiver is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Waiver.

5.    Representations and Warranties; No Default. Each Credit Party represents and warrants to the Administrative Agent that, on and as of the date hereof, immediately after giving effect to this Waiver, (a) the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) on and as the date hereof, except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all material respects (except to the extent such representation or warranty is already qualified by materiality in which case such representation and warranty is true and correct in all respects) as of such earlier date, and (b) no event has occurred and is continuing which constitutes an Event of Default or a Default.

6.    Reaffirmation of Obligations. Each Credit Party (a) acknowledges and consents to all of the terms and conditions of this Waiver, (b) affirms all of its obligations under the Credit Documents and

(c) agrees that this Waiver and all documents, agreements and instruments executed in connection with this Waiver do not operate to reduce or discharge such Credit Party’s obligations under the Credit Documents.

7.    Reaffirmation of Security Interests. Each Credit Party (a) affirms that each of the Liens granted in or pursuant to the Credit Documents are valid and subsisting (excluding all Liens on Real Estate Assets which have been released by the Collateral Agent) and (b) agrees that this Waiver and all documents, agreements and instruments executed in connection with this Waiver do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Credit Documents.

    8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Documents shall remain in full force and effect.

9.    Counterparts/Facsimile. This Waiver may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Waiver by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Waiver.

    10.    Governing Law. This Waiver shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be duly executed as of the date first written above.
BORROWER:    COMPUTER PROGRAMS AND SYSTEMS, INC.,
a Delaware corporation
By:    /s/ Christopher Fowler
Name:    Christopher Fowler
Title:    President and Chief Executive Officer
GUARANTORS:     TRUBRIDGE, LLC,
a Delaware limited liability company
EVIDENT, LLC,
a Delaware limited liability company

By: Computer Programs and Systems, Inc.
Managing Member of each of the foregoing

    By:    /s/ Christopher Fowler
Name:    Christopher Fowler
Title:    President and Chief Executive Officer

HEALTHLAND HOLDING INC.,
a Delaware corporation
HEALTHLAND INC.,
a Minnesota corporation
AMERICAN HEALTHTECH, INC.,
a Mississippi corporation
RYCAN TECHNOLOGIES, INC.,
a Minnesota corporation
INETXPERTS, CORP.,
a Maryland corporation
TRUCODE LLC,
a Virginia limited liability company
HEALTHCARE RESOURCE GROUP, INC.,
a Washington corporation

By:    /s/ Matthew Chambless
Name:     Matthew Chambless
Title:     An Authorized Officer of each of the foregoing

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:    REGIONS BANK
By:    /s/ George Hunter
Name:     George Hunter
Title:     Vice President
COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

LENDERS:    REGIONS BANK,
    as a Lender, the Issuing Bank and the Swingline Lender
By:    /s/ George Hunter
Name:     George Hunter
Title:     Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

PNC BANK, NATIONAL ASSOCIATION

By:    /s/ Raj Nambiar
Name:    Raj Nambiar
Title:    Senior Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

HANCOCK WHITNEY BANK

By:    /s/ Angela Dunn
Name:    Angela Dunn
Title:    Senior Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

TRUSTMARK NATIONAL BANK

By:    /s/ Foster Kennedy
Name:    Foster Kennedy
Title:    Senior Vice President

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER

SYNOVUS BANK

By:    /s/ Custis Proctor
Name:    Custis Proctor
Title:    Corporate Banker

COMPUTER PROGRAMS AND SYSTEMS, INC.
WAIVER
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